Summary of Significant Accounting Policies - Schedule of Capitalized and Debt Portion of AFUDC (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Public Utilities Allowance For Funds Used During Construction Net Increase [Abstract]
Debt portion	$ 1,260	$ 1,129	$ 718
Equity portion	2,274	1,943	1,154
AFUDC capitalized as part of utility plant	$ 3,534	$ 3,072	$ 1,872